SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2022

POWER AMERICAS RESOURCE GROUP LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-54452	80-0778461
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

265 SUNRISE HIGHWAY, SUITE 276

ROCKVILLE CENTRE, NY, 11570

Tel: +1 (917) 403-1430
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	BBIID	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

POWER AMERICAS RESOURCE GROUP LTD.

Form 8-K

Current Report

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended & Restated Articles of Incorporation

On September 9, 2022, the Company filed a Certificate of Amendment together with Amended & Restated Articles of Incorporation (“Restated Articles”) with the Secretary of State of the State of Nevada increasing its authorized shares of common stock from 500,000,000 shares, par value $0.00001, to 600,000,000 shares, par value, $0.00001, and also created a new class of Preferred Stock totaling 100,000,000 shares, par value $0.00001.

Series A Preferred Stock

In the Restated Articles, 10,000,000 shares of our preferred stock were designated as Series A Preferred Stock (the “Series A Preferred Stock”). The Series A Preferred Stock have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

Conversion. Each share of Series A Preferred Stock is convertible into 20 shares of the Company’s common stock.

Voting. The holders of shares of Series A Preferred Stock shall vote on an “as converted” unless and until such shares are converted into shares of common stock, par value $.00001 per share, of the Company. The holder of each share of Series A Preferred Stock shall have such number of votes as is determined by multiplying the number of shares of Series A Preferred Stock held by such holder by 100.

For additional information pertaining to the Restated Articles, including the Series A Preferred Stock, please see Exhibit 3.01(b) filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit	Filing
3.01(b)	Certificate of Amendment together Amended & Restated Articles of Incorporation filed with the Nevada Secretary of State on September 9, 2022.	Filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWER AMERICAS RESOURCE GROUP LTD.

Dated: September 9, 2022	/s/ Kevin Malone
	By:	Kevin Malone
	Its:	Chief Executive Officer

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